EXHIBIT 10.1

SPONSOR AGREEMENT

This Sponsor Agreement (this “Agreement”) is dated as of January 12, 2023, by and among Leo Investors II Limited Partnership, a Cayman Islands exempted limited partnership (the “Sponsor”), Lori Bush (“Bush”), Mary E. Minnick (“Minnick”), Naveen Agarwal (“Agarwal”), Scott Flanders (“Flanders”), Imran Khan (“Khan”), Mark Masinter (“Masinter”), Scott McNealy (“McNealy” and together with Bush, Minnick, Agarwal, Flanders, Khan, Masinter and the Sponsor, the “Sponsor Parties”), Leo Holdings Corp. II, a Cayman Islands exempted company (“Parent”) and World View Enterprises Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, (i) the Sponsor is the holder of record (any such holder, a “Holder”) of 9,375,000 Parent Class B Ordinary Shares (the “Leo Investors Shares”), (ii) Bush is the Holder of 30,000 Parent Class B Ordinary Shares (the “Bush Shares”), (iii) Minnick is the Holder of 30,000 Parent Class B Ordinary Shares (the “Minnick Shares”), (iv) Agarwal is the Holder of 30,000 Parent Class B Ordinary Shares (the “Agarwal Shares”), (v) Flanders is the Holder of 20,000 Parent Class B Ordinary Shares (the “Flanders Shares”), (vi) Khan is the Holder of 20,000 Parent Class B Ordinary Shares (the “Khan Shares”), (vii) Masinter is the Holder of 30,000 Parent Class B Ordinary Shares (the “Masinter Shares”), (viii) McNealy is the Holder of 20,000 Parent Class B Ordinary Shares (“McNealy Shares”, and together with the Bush Shares, the Minnick Shares, the Agarwal Shares, the Flanders Shares, the Khan Shares, the Masinter Shares and the Leo Investors Shares, the “Sponsor Shares”).

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent has entered into an Agreement and Plan of Merger with the Company, Glimpse Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub I”), and Glimpse Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), dated as of the date hereof (as amended or modified from time to time in accordance with the terms of such agreement, the “Merger Agreement”), pursuant to which, among other things, prior to and following the Parent Share Redemption, Parent shall domesticate as a Delaware corporation (the “Domestication”) and, on the Closing Date at the Effective Time, Merger Sub I will merge with and into the Company pursuant to the Merger Agreement upon the terms and subject to the conditions set forth therein, with the Company surviving as a Subsidiary of Parent (the “First Merger”), and immediately following the consummation of the First Merger, the Company will merge with an into Merger Sub II pursuant to the Merger Agreement upon the terms and subject to the conditions set forth therein, with Merger Sub II surviving as a Subsidiary of Parent (the “Second Merger” and together with the First Merger, the “Mergers”).

WHEREAS, in connection with the transactions contemplated by the Merger Agreement and immediately prior to the Domestication, but contingent upon the occurrence of the Closing, the Sponsor Parties desire to waive any adjustment to the conversion ratio set forth in Article 17 of the Parent Governing Documents and any rights to other anti-dilution protections with respect to the rate that all of Parent Class B Ordinary Shares held by such Sponsor Party convert into Parent Common Stock in connection with the PIPE Financing, the Business Combination and the transactions contemplated by the Merger Agreement (the “Waiver”).

WHEREAS, in connection with the Domestication and contingent upon the occurrence of the Closing, as a result of the Waiver, each Sponsor Share held by the Sponsor Parties as set forth opposite their respective names on Schedule I hereto under the header “Total Parent Class B Ordinary Shares Held” will automatically be converted into one share of Parent Common Stock as set forth opposite their respective names on Schedule I hereto under the header “Total Parent Common Stock Held” (the “Automatic Conversion”).

WHEREAS, as an inducement to the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

LOCKUP

Section 1.1 Parent, Sponsor and each Sponsor Party hereby unconditionally and irrevocably acknowledges and agrees that Sections 1, 2.4, 6.2 and 6.7 of that certain Registration and Shareholder Rights Agreement, dated January 12, 2021, by and between Parent, Sponsor and certain other parties thereto, shall not be amended, supplemented or modified in any way without the prior written consent of the Company other than, for the avoidance of doubt, in connection with the Registration Rights Agreement to be effective at the Closing in accordance with the Merger Agreement.

Section 1.2 Each of the undersigned hereby waives any right to exercise redemption rights with respect to any of Parent’s ordinary shares owned or to be owned by the undersigned, directly or indirectly, whether such shares are part of the Sponsor Shares or Class A ordinary shares, par value $0.0001 per share of Parent, and agrees not to seek redemption with respect to such shares in connection with any vote to approve a Business Combination.

ARTICLE II

APPROVAL OF TRANSACTION PROPOSALS; COMPETING PROPOSALS; WAIVER OF ANTI-DILUTION PROTECTION

Section 2.1 Unless the Merger Agreement is terminated, each Sponsor Party (solely with respect to itself, himself or herself and not with respect to any other Sponsor Party) hereby unconditionally and irrevocably agrees to, at the Parent Shareholder Meeting (or any adjournment or postponement thereof), be present in person or by proxy and vote, or cause to be voted at such meeting, all Sponsor Shares entitled to vote thereon (x) in favor of the Transaction Proposals and any other matter reasonably necessary for the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the shareholders of Parent, and (y) against the approval of any merger, purchase of all or substantially all of the Company’s assets or other business combination transaction (other than the Merger Agreement and the Transaction Proposals) or a Parent Competing Transaction or against any proposal, action or agreement that would (i) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Mergers, (ii) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Parent or Merger Sub under the Merger Agreement or (iii) result in any of the conditions set forth in Article VI of the Merger Agreement not being fulfilled.

Section 2.2 Subject to the terms and conditions of this Agreement, Parent and each of the Sponsor Parties agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary under applicable law to consummate and make effective the transactions contemplated by this Agreement. Parent and each of the Sponsor Parties shall not enter into any agreement that would restrict, limit or interfere with the performance of such Sponsor Party’s obligations hereunder.

Section 2.3 Each Sponsor Party acknowledges that they have had the opportunity to read the Merger Agreement and have had the opportunity to consult with their tax and legal advisors. Each Sponsor Party agrees to be bound by and comply with Section 5.19(b) (Exclusivity) of the Merger Agreement (and any relevant definitions contained in such Section) as if such Sponsor Party had the same restrictions as Parent or Merger Sub under such provisions.

Section 2.4 Immediately prior to the Domestication, but conditioned on the occurrence of the Closing in accordance with the Merger Agreement, each Sponsor Party hereby, automatically and without any further action by such Sponsor Party or the Company, irrevocably waives any adjustment to the conversion ratio set forth in Article 17 of the Parent Governing Documents and any rights to other anti-dilution protections with respect to the rate that all of Parent Class B Ordinary Shares held by such Sponsor Party convert into Parent Common Stock in connection with the PIPE Financing, the Business Combination and the transactions contemplated by the Merger Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the termination of the Merger Agreement in accordance with Article VIII thereof. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof. This Section 3.1 and Article III of this Agreement shall survive the termination of this Agreement.

Section 3.2 Amendment and Waiver. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Parent, the Company and each Sponsor Party to the extent such Sponsor Party holds Sponsor Shares. No waiver of any provision or condition of this Agreement shall be valid unless the same shall be in writing and signed by the party against which such waiver is to be enforced. No waiver by any party of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence.

Section 3.3 Assignment; Third Party Beneficiaries. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto, other than in respect of the dissolution of the Sponsor to the members of the Sponsor in receipt of Sponsor Shares as a result thereof. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the parties and such permitted assigns, any legal or equitable rights hereunder. Each party shall be entitled to enforce the terms of this Agreement and exercise any remedies for breaches by any other party of, or failure of any other party to perform, this Agreement, including without limitation injunctive or other equitable relief or an Order of specific performance (or any other equitable remedy) to enforce the terms hereof and to prevent breaches of this Agreement, in addition to any other remedy at law or in equity, and shall not be required to provide any bond or other security in connection with any such Order or injunctive relief.

Section 3.4 Notices. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person or by e-mail, (b) on the next Business Day when sent by overnight courier or (c) on the second (2nd) succeeding Business Day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

Notices to Parent prior to the Closing:	with a copy to (which shall not constitute notice):

Leo Holdings Corp. II

21 Grosvenor Place

London SW1X 7HF

Attention: Edward Forst

                 Lyndon Lea

                 Robert Darwent

                 Simon Brown

E-mail: forst@leo.holdings

             lea@leo.holdings

             darwent@leo.holdings

             brown@leo.holdings

Kirkland & Ellis LLP

2049 Century Park East, 37th Floor

Los Angeles, CA 90067

Attention: Damon R. Fisher, P.C.

                 Eric Cohen

E-mail: damon.fisher@kirkland.com

             eric.cohen@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention : Christian O. Nagler

                  Peter Seligson

Email : christian.nagler@kirkland.com

             peter.seligson@kirkland.com

Notices to the Company (or the Surviving Company):	with a copy to (which shall not constitute notice):

World View Enterprises, Inc. 1840 E. Valencia Rd., Bldg 8. Ste. 123 Tucson, AZ 85706 Attention: Ryan M. Hartman E-mail: rhartman@worldview.space

Cooley LLP

500 Boylston Street, 14th Floord.

Boston, MA 02116-373625

Attention: Miguel Vega

Email: mvega@cooley.com

and

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304-1130

Attention: Milson Yu

Email: myu@cooley.com

Notices to the Sponsor:	with a copy to (which shall not constitute notice):

Leo Investors II Limited Partnership

21 Grosvenor Place

London SW1X 7HF

Attention: Edward Forst

                 Lyndon Lea

                 Robert Darwent

                 Simon Brown

E-mail: forst@leo.holdings

             lea@leo.holdings

             darwent@leo.holdings

             brown@leo.holdings

Kirkland & Ellis LLP

2049 Century Park East, 37th Floor

Los Angeles, CA 90067

Attention: Damon R. Fisher, P.C.

                 Eric Cohen

E-mail: damon.fisher@kirkland.com

             eric.cohen@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention : Christian O. Nagler

                  Peter Seligson

Email : christian.nagler@kirkland.com

             peter.seligson@kirkland.com

Notices to Bush, Agarwal, Minnick, Flanders, Khan, Masinter and McNealy:	with a copy to (which shall not constitute notice):

Address on file with the Sponsor

Kirkland & Ellis LLP

2049 Century Park East, 37th Floor

Los Angeles, CA 90067

Attention: Damon R. Fisher, P.C.

                 Eric Cohen

E-mail: damon.fisher@kirkland.com

             eric.cohen@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention : Christian O. Nagler

                  Peter Seligson

Email : christian.nagler@kirkland.com

             peter.seligson@kirkland.com

All such notices, requests, demands, waivers and other communications shall be deemed received upon (i) actual receipt thereof by the addressee, or (ii) actual delivery thereof to the appropriate address.

Section 3.5 Entire Agreement. This Agreement and the exhibits and schedule hereto constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

Section 3.6 Miscellaneous. The provisions of Sections 9.3 (Severability), 9.7 (Consent to Jurisdiction), 9.10 (Governing Law), 9.11 (Specific Performance), 9.13 (Counterparts), 9.18 (Interpretation) and 9.20 (Trust Account Waiver) of the Merger Agreement shall apply mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Parent, the Company and each Sponsor Party have duly executed this Agreement as of the date first written above.

PARENT:

LEO HOLDINGS CORP. II

By:	/s/ Lyndon Lea
Name:	Lyndon Lea
Title:	President, CEO and Director

[Signature Page to Sponsor Agreement]

COMPANY:

WORLD VIEW ENTERPRISES INC.

By:	/s/ Ryan M. Hartman
Name:	Ryan M. Hartman
Title:	President and Chief Executive Officer

[Signature Page to Sponsor Agreement]

SPONSOR PARTIES:

LEO INVESTORS II LIMITED PARTNERSHIP

By:	/s/ Simon Brown
Name:	Simon Brown
Title:	Director

/s/ Lori Bush
Lori Bush

/s/ Mary E. Minnick
Mary E. Minnick

/s/ Naveen Agarwal
Naveen Agarwal

/s/ Scott Flanders
Scott Flanders

/s/ Imran Khan
Imran Khan

/s/ Mark Masinter
Mark Masinter

/s/ Scott McNealy
Scott McNealy

[Signature Page to Sponsor Agreement]

Schedule I

	Pre-Closing	Post-Closing
Sponsor Party	Total Parent Class B Ordinary Shares Held	Total Parent Common Stock Held
Leo Investors II Limited Partnership	9,195,000	9,195,000
Lori Bush	30,000	30,000
Naveen Agarwal	30,000	30,000
Mary Minnick	30,000	30,000
Mark Masinter	30,000	30,000
Scott Flanders	20,000	20,000
Imran Khan	20,000	20,000
Scott McNealy	20,000	20,000
TOTAL	9,375,000	9,375,000